Deferred tax assets and liabilities	6 Months Ended
Jun. 30, 2018
Income Taxes [Abstract]
Deferred tax assets and liabilities
Deferred tax assets and liabilities

Euronav NV and its subsidiaries had available combined cumulative tax losses and other tax credits carried forward of USD 354.1 million and USD 363.9 million as of June 30, 2018 and December 31, 2017, respectively. Under current local tax laws, these loss carry forwards have an indefinite life and may be used to offset future taxable income of Euronav NV and its subsidiaries.

The Company did not recognize deferred tax assets of USD 88.2 million and USD 89.0 million as of June 30, 2018 and December 31, 2017, respectively, that can be carried forward against future taxable income, because it is not considered more likely than not that these deferred tax assets will be utilized in the foreseeable future.